SUPPLEMENT EFFECTIVE MAY 16, 2003

TO THE MAY 1, 2003, PROSPECTUS

for

SURVIVORSHIP VARIABLE UNIVERSAL LIFE (SVUL)

The information in this supplement supercedes any conflicting information contained in the May 1, 2003 SVUL prospectus. You should retain this supplement with your SVUL prospectus for future reference.

Effective May 16, 2003:

1.	The following line in the charges and deductions table on page 3 of the prospectus is revised to read as follows:

	Current Rate	Maximum Rate

Surrender Charges
(Applies upon policy surrender; a partial surrender charge may also apply upon a decrease in Face Amount)

First Coverage Year: 100% of the Target Premium for standard risks, not to exceed $50 per thousand of Face Amount.

Coverage Years 2-10: the prior year Surrender Charge reduced by 10% of the first year Surrender Charge.

First Coverage Year: 100% of the Target Premium for standard risks, not to exceed $50 per thousand of Face Amount.

Coverage Years 2-10: the prior year Surrender Charge reduced by 10% of the first year Surrender Charge.

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